September 12, 2005

Golden West Brewing Company, Inc.
945 West 2nd Street
Chico, California 95928

Dear Sirs:

        The undersigned understands that Golden West Brewing Company, Inc. (the "Company") has filed a Registration Statement and Prospectus thereunder (the "Prospectus") with the Securities and Exchange Commission relating to a public offering of shares of the Company's Common Stock (the "Public Offering").

        In consideration of the filing the Registration Statement and its efforts to develop a public trading market for the Common Stock and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees that the undersigned will not, for a period beginning on the date hereof and ending six (6) months from the effective date of the Registration Statement (the "Initial Lock-Up Period"), offer to sell, sell, contract to sell or otherwise dispose of, any shares of Common Stock of the Company, any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into or exchangeable for shares of the Common Stock of the Company, owned during such period directly or indirectly by the undersigned or with respect to which the undersigned has the power of disposition, without your prior written consent, which consent may be withheld at your sole discretion.

        Notwithstanding anything to the contrary herein, the following transactions shall not be restricted hereby:

        (a)        if the undersigned is one or more natural persons, any transfer to the undersigned's ancestors or descendants or spouse or to a trust for the benefit of the undersigned and/or any such person;

        (b)        if the undersigned is one or more natural persons, any bona fide gift;

        (c)        if the undersigned is a corporation or partnership, any transfer by the undersigned (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned's assets not undertaken for the purpose of avoiding the restrictions imposed hereby; (ii) to another corporation or partnership if the transferee and the undersigned are direct or indirect parent and subsidiary or subsidiary and parent or if the transferee and the undersigned share a direct or indirect parent; or (iii) as a part of a distribution without consideration from the undersigned to its equity holders on a pro rata basis; provided, however, that, as a condition of any such transfer, each transferee shall agree to be bound by the terms hereof and shall execute and the transferor shall cause to be delivered to you an agreement substantially in the form of this Agreement.

        The undersigned agrees and consents to the entry of stop transfer instructions with the company's transfer agent against the transfer of shares of Common Stock held by the undersigned except in compliance with this Agreement.

Sincerely,

/s/ John C. Power